Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent events	SUBSEQUENT EVENTS
Since June 30, 2024, the following non-recognized events have occurred:

•Gimi’s LOA Amendment Deed

On August 3, 2024, we entered into an LOA Amendment Deed to resolve the ongoing LOA contract interpretation dispute (the “Amendment Deed”). The Amendment Deed simplified the contractual cash flows and settled previous disputes related to payment mechanisms for pre-Commercial Operations Date (“pre-COD”) cashflows and re-aligns both Golar and bp towards the successful completion of the GTA Project and reaching COD. Consequentially, all existing disputes, including the arbitration process have been settled.

The Amendment Deed includes a step-up mechanism for daily payments, which are tied to project milestones pre-COD, secured by defined long-stop dates. Golar will also be entitled to receive lump sum bonus payments upon the achievement of specific project milestones. Under the terms of the Amendment Deed, Golar expects to receive approximately $220 million across 2024 and 2025 in pre-COD compensation inclusive of milestone bonuses, of which approximately $130 million will be invoiced in 2024. The $110 million that Golar has paid bp in liquidated damages for the period up until January 10, 2024 will remain with bp. It is expected that this pre-COD compensation, net of already paid liquidated damages, will be deferred on the balance sheet until COD.

•Dividends

On August 15, 2024, we declared a dividend of $0.25 per share in respect of the three months ended June 30, 2024 to shareholders of record on August 26, 2024, which will be paid on or around September 3, 2024.